Exhibit 99.1
Press Release — For Immediate Release
October 27, 2009
CCFNB Bancorp, Inc. Reports Record Third Quarter 2009 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited consolidated financial statements for the third quarter of 2009.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended September 30, 2009 was $1,461,000 compared to $872,000 for the same period in 2008. On a year to date basis, net income for the nine months ended September 30, 2009 was $4,555,000. Earnings per share for the three months ended September 30, 2009 and 2008 were $0.65 and $0.43 per share, respectively. This represents an increase of $0.22 per share, or 51.2%. Annualized return on average assets and return on average equity were 1.01 % and 9.31 % for the three months ended September 30, 2009 as compared to 1.02 % and 8.80 % for the same period of 2008.
The net interest margin, tax effected, on interest earning assets decreased to 3.77% as of September 30, 2009 as compared to 3.85% as of September 30, 2008.
Total assets increased $24.6 million to $593 million at September 30, 2009 from $568.3 million at December 31, 2008. The investment portfolio increased approximately $22.0 million during the nine months ended September 30, 2009. Since the end of 2008, net loans increased $10.9 million, an increase of 3.4%. Total deposits increased $8.4 million while short term borrowings increased $6.5 million since the end of 2008.
Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.9 million to $62.0 million as of September 30, 2009. The current level of stockholders’ equity equated to a book value per share of $28.74 at September 30, 2009 as compared with $26.97 as of December 31, 2008. During the nine months ended September 30, 2009 cash dividends of $0.75 per share were paid to stockholders compared to $0.66 for the comparable period of 2008. The current dividend represents an increase of 13.6 % as compared to 2008 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 10.92 % as compared to 10.12 % as of September 30, 2008.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	September 30,	December 31,
(In Thousands)	2009	2008

ASSETS
Cash and due from banks	$6,817	$10,173
Interest-bearing deposits in other banks	92	149
Federal funds sold	742	5,163

Total cash and cash equivalents	7,651	15,485

Investment securities, available for sale, at fair value	218,583	196,580
Loans,net of unearned income	331,099	320,068
Less: Allowance for loan losses	3,934	3,758

Loans, net	327,165	316,310
Premises and equipment, net	12,063	12,609
Accrued interest receivable	2,089	2,388
Cash surrender value of bank-owned life insurance	11,319	10,943
Investment in limited partnerships	727	845
Intangible Assets:
Core deposit	2,919	3,411
Goodwill	7,937	7,937
Other assets	2,445	1,811

TOTAL ASSETS	$592,898	$568,319

LIABILITIES
Interest-bearing deposits	$393,096	$381,849
Noninterest-bearing deposits	49,562	52,460

Total deposits	442,658	434,309

Short-term borrowings	61,995	55,462
Long-term borrowings	15,129	9,133
Junior subordinate debentures	4,640	4,640
Accrued interest payable	907	1,075
Other liabilities	2,771	2,925

TOTAL LIABILITIES	528,100	507,544

STOCKHOLDERS’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,266,980 shares in 2009 and 2,253,080 shares in 2008	2,834	2,816
Surplus	27,443	27,173
Retained earnings	32,030	29,164
Accumulated other comprehensive income	2,764	1,622
Treasury stock, at cost: 12,500 shares in 2009 and 0 shares in 2008	(273)	—

TOTAL STOCKHOLDERS’ EQUITY	64,798	60,775

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$592,898	$568,319

See accompanying notes to unaudited consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
(In Thousands, Except Per Share Data)	2009	2008	2009	2008
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,682	$4,535	$14,086	$9,614
Tax-exempt	215	197	622	495
Interest and dividends on investment securities:
Taxable	1,968	1,967	6,195	3,220
Tax-exempt	123	80	315	164
Dividend and other interest income	11	39	48	88
Federal funds sold	5	45	11	153
Deposits in other banks	—	3	1	23

TOTAL INTEREST AND DIVIDEND INCOME	7,004	6,866	21,278	13,757

INTEREST EXPENSE
Deposits	1,842	1,979	5,775	4,005
Short-term borrowings	95	222	254	580
Long-term borrowings	175	140	462	432
Junior subordinate debentures	28	44	104	44

TOTAL INTEREST EXPENSE	2,140	2,385	6,595	5,061

NET INTEREST INCOME	4,864	4,481	14,683	8,696

PROVISION FOR LOAN LOSSES	310	—	530	—

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,554	4,481	14,153	8,696

NON-INTEREST INCOME
Service charges and fees	427	317	1,251	797
Gain on sale of loans	201	74	547	194
Earnings on bank-owned life insurance	107	111	324	244
Brokerage	83	82	190	174
Trust	150	143	462	217
Investment security losses	(10)	(283)	(71)	(283)
Other	328	427	1,110	565

TOTAL NON-INTEREST INCOME	1,286	871	3,813	1,908

NON-INTEREST EXPENSE
Salaries	1,632	1,637	4,776	3,056
Employee benefits	398	1,125	1,232	1,595
Occupancy	249	240	810	496
Furniture and equipment	319	361	944	583
State shares tax	128	114	400	277
Professional fees	172	250	447	382
Director’s fees	74	55	215	152
FDIC assessments	105	19	543	29
Other	839	496	2,621	1,111

TOTAL NON-INTEREST EXPENSE	3,916	4,297	11,988	7,681

INCOME BEFORE INCOME TAX PROVISION	1,924	1,055	5,978	2,923
INCOME TAX PROVISION	463	183	1,423	653

NET INCOME	$1,461	$872	$4,555	$2,270

EARNINGS PER SHARE	$0.65	$0.43	$2.02	$1.51

CASH DIVIDENDS PER SHARE	$0.27	$0.24	$0.75	$0.66

WEIGHTED AVERAGE SHARES OUTSTANDING	2,252,039	2,056,686	2,253,872	1,503,955

See accompanying notes to the unaudited consolidated financial statements.

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Operating Highlights

Net income	$1,461	$1,551	$1,543	$808	$872
Net interest income	4,864	4,826	4,993	5,157	4,481
Provision for loan losses	310	160	60	750	—
Non-interest income	1,286	1,361	1,166	852	1,154
Non-interest expense	3,916	4,104	3,968	4,208	4,580

Financial Condition Data:

Total assets	$592,898	$570,299	$569,542	$568,319	$582,241
Loans, net	327,165	324,407	321,297	316,310	321,692
Intangibles	10,856	11,013	11,180	11,348	9,814
Total deposits
Noninterest-bearing	$49,562	$49,978	$50,857	$52,460	$52,580
Savings	55,431	57,303	56,673	54,717	55,853
NOW	64,846	66,062	66,286	63,776	65,201
Money Market	41,743	44,303	47,090	37,120	36,182
Time Deposits	231,076	224,182	226,342	226,236	228,436
Total interest-bearing deposits	393,096	391,850	396,391	381,849	385,672
Core deposits*	211,582	217,646	220,906	208,073	209,816

Selected Ratios

Net interest margin(YTD)	3.77%	3.84%	3.95%	3.90%	3.84%
Annualized return on average assets	1.01%	1.09%	1.09%	0.81%	1.03%
Annualized return on average equity	9.31%	9.97%	10.02%	7.26%	8.81%

Capital Ratios

Total risk-based capital ratio	17.84%	17.80%	17.36%	16.48%	15.76%
Tier 1 capital ratio	16.65%	16.64%	16.20%	15.37%	14.87%
Leverage ratio	9.72%	9.71%	9.44%	9.27%	10.21%

Asset Quality Ratios

Non-performing assets	$6,595	$5,044	$5,191	$5,384	$4,608
Allowance for loan losses	3,934	3,762	3,753	3,758	3,055
Allowance for loan losses to total loans	1.19%	1.15%	1.16%	1.17%	0.94%
Allowance for loan losses to non-performing loans	63.30%	80.34%	83.03%	74.99%	70.20%

Per Share Data

Earnings per share	$0.65	$0.68	$0.69	$0.31	$0.37
Dividend declared per share	0.27	0.24	0.24	0.24	0.24
Book value	28.74	27.90	27.41	26.97	26.21
Common stock price:
Bid	$23.25	$21.25	$18.25	$18.75	$22.00
Ask	24.50	21.50	19.85	20.00	23.75
Weighted average common shares	2,252,039	2,256,348	2,254,044	2,249,275	2,056,686

*	Core deposits are defined as total deposits less time deposits